EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Winton Financial Corporation (the "Company"), on Form 10-Q for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date of this Certification (the "Report"), I, Robert L. Bollin, the President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          1. The Report complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2.   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.




                                            /s/Robert L. Bollin
                                            -----------------------------------
                                            Robert L. Bollin
                                            President
                                            (Chief Executive Officer)

                                            Date:  February 14, 2003